Note 5 - Accounts Receivable and Work in Process	12 Months Ended
Dec. 31, 2018
Accounts Receivable And Work In Process Table [Abstract]
Accounts Receivable and Work in Process [Table Text Block]

Note 5 – Accounts Receivable and Work in Process

Accounts receivable as of December 31, 2018 and 2017, consists of the following:

Description	2018	2017
Accounts receivable on completed contracts	$105,187	$46,985
Costs and estimated earnings on contracts in progress	184,212	-
Total	$289,399	$46,985

Work in process consists of costs recorded and revenue earned on projects recognized on the percentage of completion method for work performed on contracts in progress at December 31, 2018 and 2017. The company records contracts for future payments based on contractual agreements entered into at the inception of construction contracts. Amounts are payable from customers based on milestones established in each contract. Amounts are billed in advance and unearned profits are netted against the billed amounts such that accounts receivable reflect current amounts due from customers on completed projects and amounts earned on projects in process are reflected in the balance sheet as costs and estimated earnings in excess of billings on contracts in progress.

Billings in excess of costs and earnings were $85,777 at December 31, 2018 and $83,813 at December 31, 2017. During December 2018 the Company sold 8 commercial projects that were substantially incomplete at December 31, 2018.